UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  April 14, 2005

(Date of earliest event reported)

Specialty Laboratories, Inc.

(Exact name of registrant as specified in its charter)

California	001-16217	95-2961036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27027 Tourney Road, Valencia, California		91355
(Address of Principal Executive Offices)		(Zip Code)

(661) 799-6543

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement

On April 14, 2005, Specialty Laboratories, Inc. (the “Company”) adopted a new incentive compensation program for executive management that is performance-based and designed to assist in attracting and retaining high quality executive leadership for the Company.  The incentive compensation program, which applies to the Company’s executive officers, includes grants of stock options and restricted stock to certain officers, with a vesting schedule of 25% per year over a 4 year period.  The incentive compensation program also includes a bonus component based on the achievement of established company and individual goals.  This incentive bonus component sets a bonus target (“Individual Target”) for each individual officer, which represents a percentage of the executive’s base salary, and a range of Company goals relating to the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”).  At the end of the fiscal year, the Individual Target of each executive officer will be multiplied by the percentage of individual goals successfully completed by the officer, and by a factor related to the Company’s performance for the year, which can range from 0% to 150% depending on the Company’s EBITDA.  The Individual Targets for each executive officer are as follows:  Kevin R. Sayer – Executive Vice-President & Chief Financial Officer (and acting senior officer): 45%; Robert M. Harman – Senior Vice-President & Chief Information Officer: 45%; Nicholas R. Simmons – Senior Vice-President & General Counsel: 45%; Mark R. Willig – Senior Vice-President, Sales: 45%; Michael C. Dugan – Vice-President & Laboratory Director: 30%; Cheryl G. Gallarda – Vice-President, Business Operations: 30%; Maryam Sadri – Vice-President, Laboratory Operations: 30%.  Options and restricted stock are being granted to the Company's officers under the Company's 2000 Stock Incentive Plan.

Also on April 14, 2005, the Company promoted Robert M. Harman from Vice-President & Chief Information Officer to Senior Vice-President & Chief Information Officer, and promoted Nicholas R. Simmons from Vice-President & General Counsel to Senior Vice-President & General Counsel.

Also on April 14, 2005, the Company awarded certain performance related bonuses to the following individuals: Michael C. Dugan – Vice-President & Laboratory Director: $7,500; Cheryl G. Gallarda – Vice-President, Business Operations: $10,000; and Nicholas R. Simmons – Senior Vice-President & General Counsel: $15,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2005
SPECIALTY LABORATORIES, INC.

	By:	/s/ Nicholas R. Simmons
Nicholas R. Simmons
Senior Vice-President & General Counsel